February 7, 2008

Supplement

SUPPLEMENT DATED FEBRUARY 7, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY CONVERTIBLE SECURITIES TRUST
Dated January 31, 2008

The second, third and fourth paragraphs of the section of the Prospectus entitled ‘‘The Fund — Fund Management’’ are hereby deleted and replaced with the following:

The Fund is managed within the Equity Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Ellen Gold, an Executive Director of the Investment Adviser, and Ramez Nashed, a Vice President of the Investment Adviser.

Ms. Gold has been associated with the Investment Adviser in an investment management capacity since August 1986 and began managing the Fund in February 1998. Mr. Nashed has been associated with the Investment Adviser in an investment management capacity and managing the Fund since November 2006. From January 1995 to November 2006, he was associated with the Investment Adviser as an analyst.

Ms. Gold is the lead manager of the Fund. Members of the team collaborate on ideas to manage the Fund’s portfolio. Ms. Gold is responsible for the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNSSPT

February 7, 2008

Supplement

SUPPLEMENT DATED FEBRUARY 7, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY CONVERTIBLE SECURITIES TRUST
Dated January 31, 2008

The second paragraph of the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers’’ is hereby deleted.

The section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers’’ with reference to David McLaughlin is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.